Pension and Other Employee Benefits	12 Months Ended
Dec. 31, 2011
Pension and Other Employee Benefits
Pension and Other Employee Benefits

NOTE 11—Pension and Other Employee Benefits

        The Company has various defined benefit pension plans covering certain U.S. salaried employees and eligible hourly employees. In addition to its own pension plans, the Company contributes to a multi-employer defined benefit pension plan covering eligible employees who are represented by the United Mine Workers of America ("UMWA"). The Company funds its retirement and employee benefit plans in accordance with the requirements of the plans and, where applicable, in amounts sufficient to satisfy the "Minimum Funding Standards" of the Employee Retirement Income Security Act of 1974 ("ERISA"). The plans provide benefits based on years of service and compensation or at stated amounts for each year of service.

        The Company also provides certain postretirement benefits other than pensions, primarily healthcare, to eligible retirees. The Company's postretirement benefit plans are not funded. New salaried employees have been ineligible to participate in postretirement healthcare benefits since May 2000. Effective January 1, 2003 the Company placed a monthly cap on Company contributions for postretirement healthcare coverage.

        The Company is required to measure plan assets and liabilities as of the fiscal year-end reporting date. As of December 31, 2011 and 2010, respectively, all of our pension plans have obligations that exceed plan assets. The amounts recognized for all of the Company's pension and postretirement benefit plans are as follows (in thousands):

	Pension Benefits		Other Benefits
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Accumulated benefit obligation	$246,021	$235,727	$577,918	$476,101

Change in projected benefit obligation:
Benefit obligation at beginning of year	$250,005	$226,580	$476,101	$452,659
Service cost	5,163	4,419	6,160	3,014
Interest cost	12,576	12,906	25,140	26,040
Actuarial loss	5,895	16,338	84,796	16,594
Benefits paid	(11,027)	(10,238)	(21,813)	(22,732)
Plan amendments	375	—	104	—
Plan settlements	(4,207)	—	—	—
Business combinations	—	—	7,430	—
Other	—	—	—	526

Benefit obligation at end of year	$258,780	$250,005	$577,918	$476,101

Change in plan assets:
Fair value of plan assets at beginning of year	$191,736	$160,944	$—	$—
Actual gain on plan assets	1,163	21,270	—	—
Employer contributions	24,871	19,760	21,813	22,732
Benefits paid	(11,026)	(10,238)	(21,813)	(22,732)
Plan settlements	(4,207)	—	—	—

Fair value of plan assets at end of year	$202,537	$191,736	—	—

Unfunded status of the plan	$(56,243)	$(58,269)	$(577,918)	$(476,101)

Amounts recognized in the balance sheet:
Other current liabilities	$(5,083)	$(8,892)	$—	$—
Accumulated postretirement benefits obligation
Current			$(27,247)	$(24,753)
Long-term			(550,671)	(451,348)
Other long-term liabilities	(51,160)	(49,377)	—	—

Net amount recognized	$(56,243)	$(58,269)	$(577,918)	$(476,101)

Amounts recognized in accumulated other comprehensive income, pre-tax
Prior service cost	$1,290	$1,187	$9,916	$8,852
Net actuarial loss	106,479	96,090	275,049	200,299

Net amount recognized	$107,769	$97,277	$284,965	$209,151

        The components of net periodic benefit cost are as follows (in thousands):

	Pension Benefits			Other Benefits
	For the years ended December 31,			For the years ended December 31,
	2011	2010	2009	2011	2010	2009
Components of net periodic benefit cost:
Service cost	$5,163	$4,419	$4,154	$6,160	$3,014	$3,049
Interest cost	12,576	12,906	12,458	25,140	26,040	23,294
Expected return on plan assets	(15,717)	(13,076)	(11,304)	—	—	—
Amortization of prior service cost (credit)	272	304	304	(961)	(2,098)	(1,950)
Amortization of net actuarial loss	8,252	8,922	9,356	10,046	14,522	6,440
Settlement loss	1,807	—	—	—	—	—

Net periodic benefit cost for continuing operations	$12,353	$13,475	$14,968	$40,385	$41,478	$30,833

        The estimated portion of net prior service cost and net actuarial loss remaining in accumulated other comprehensive income that is expected to be recognized as a component of net periodic benefit cost in 2012 are as follows (in thousands):

	Pension Benefits	Other Benefits
Prior service cost	$256	$1,045
Net actuarial loss	9,252	14,725

Net amount to be recognized	$9,508	$15,770

        Changes in plan assets and benefit obligations recognized in other comprehensive income as (income) loss in 2011 are as follows (in thousands):

	Pension Benefits	Other Benefits	Total
Current year net actuarial loss	$20,544	$84,796	$105,340
Current year prior service cost	374	104	478
Amortization of actuarial loss	(10,059)	(10,046)	(20,105)
Amortization of prior service cost (credit)	(272)	961	689

Total	10,587	75,815	86,402
Deferred income taxes	(4,037)	(29,141)	(33,178)

Total recognized in other comprehensive (income) loss, net of taxes	$6,550	$46,674	$53,224

        A summary of key assumptions used is as follows:

	Pension Benefits			Other Benefits
	December 31,			December 31,
	2011	2010	2009	2011	2010	2009
Weighted average assumptions used to determine benefit obligations:
Discount rate	5.02%	5.30%	5.90%	5.14%	5.35%	5.90%
Rate of compensation increase	3.70%	3.70%	3.70%	—	—	—
Weighted average assumptions used to determine net periodic cost:
Discount rate	5.30%	5.90%	6.50%	5.35%	5.90%	6.50%
Expected return on plan assets	7.75%	8.25%	8.90%	—	—	—
Rate of compensation increase	3.70%	3.70%	3.70%	—	—	—

	December 31,
	2011		2010		2009
	Pre-65	Post-65	Pre-65	Post-65	Pre-65	Post-65
Assumed health care cost trend rates at December 31:
Health care cost trend rate assumed for next year	8.00%	8.00%	7.50%	7.50%	8.00%	8.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2018	2018	2016	2016	2016	2016

        The discount rate is based on a yield-curve approach which matches the expected cash flows to high quality corporate bonds available at the measurement date. The model constructs a hypothetical bond portfolio whose cash flows match the year-by-year, projected benefit cash flow from the benefit plan. The yield on this hypothetical portfolio is the maximum discount rate used. The yield curve is based on a universe of bonds available from the Barclays Capital bond database at the measurement date, with a quality rating of AA or better by Moody's or S&P. To minimize any potential distortion only bonds with significant issues of at least 100,000 outstanding are used. Bonds whose yields exceed two standard deviations from the yield curve derived from similar quality bonds are excluded. In addition, other tests are performed to eliminate bonds that do not appear to be priced properly by the market.

        The plan assets of the pension plans are held and invested by the Walter Energy, Inc. Subsidiaries Master Pension Trust ("Pension Trust"). The Pension Trust employs a total return investment approach whereby a mix of equity and fixed income investments are used to meet the long-term funding and near-term cash flow requirements of the pension plan. The asset mix strives to generate rates of return sufficient to fund plan liabilities and exceed the long-term rate of inflation, while maintaining an appropriate level of portfolio risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio is diversified across domestic and foreign equity holdings, and by investment styles and market capitalizations. Domestic equity holdings primarily consist of investments in large-cap and mid-cap companies located in the United States, and of investments in collective trusts managed to replicate the investment performance of industry standard investment indexes. Foreign equity holdings primarily consist of investments in domestically managed mutual funds located in the United States. Fixed income holdings are diversified by issuer, security type and principal and interest payment characteristics. Derivatives may be used to gain market exposure in an efficient and timely manner; however, derivatives may not be used to leverage the portfolio beyond the market value of the underlying investments. Fixed income and derivatives holdings primarily consist of investments in domestically managed mutual funds located in the United States. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual benefits liability measurements, and periodic asset/liability studies. Management believes the only significant concentration of investment risk lies in exposure to the U.S. domestic markets as compared to total global investment opportunities.

        Effective January 1, 2011, the Company lowered its expected return on plan assets from 8.25% to 7.75% given the decline in asset performance due to the ongoing global recession and disruption in the financial markets, as well as management's reevaluation of the ongoing impact of active management of assets by outside investment advisors. During 2009, the strategic allocation in the fixed income component was raised from 30% to 40% with a corresponding reduction in equity allocation from 70% to 60%. As a result of this change, the expected return on asset assumption decreased from 8.90% in 2009 to 8.25% in 2010. As of December 31, 2011, the Pension Trust's strategic asset allocation targets are as follows:

			Actual Allocation
	Strategic Allocation	Tactical Range
			2011	2010
Equity investments:
Large capitalization stocks	38.5%	29-48%	37.2%	39.1%
Mid capitalization stocks	8.5%	6-11%	9.5%	11.2%
Small capitalization stocks	0.0%	0%	0.0%	0.0%
International stocks	13.0%	9-17%	12.5%	11.6%

Total equity investments	60.0%	50-70%	59.2%	61.9%
Fixed income investments	40.0%	30-50%	39.0%	37.5%
Cash	0.0%	0-5%	1.8%	0.6%

Total	100.0%		100.0%	100.0%

        These ranges are targets and deviations may occur from time-to-time due to market fluctuations. Portfolio assets are typically rebalanced to the allocation targets at least annually.

        As of December 31, 2011, the fair values of the Pension Trust's assets were as follows ($ in thousands):

Asset category		Level 1(L1)	Level 2(L2)	Level 3(L3)
Cash	$3,568	X
Equity investments
Large cap value—Index(a)	16,586	X
Large cap value(b)	16,658	X
Large cap growth—Index(c)	21,195	X
Large cap growth(d)	20,894	X
Mid-cap growth(e)	19,350	X
International(f)	25,332	X
Fixed income investments:
Intermediate-term bond(g)	73,928	X
Long-term bond(h)	5,026	X

Total	$202,537

(a)
This category comprises an investment in a low-cost, non-actively managed, U.S.-regulated equity index mutual fund that tracks the Russell 1000 Value Index.

(b)
This category comprises an investment in an actively managed, U.S.-regulated mutual fund with a goal of achieving a return above the Russell 1000 Value Index.
(c)
This category comprises an investment in a low-cost, non-actively managed, U.S.-regulated equity index mutual fund that tracks the Russell 1000 Growth Index.

(d)
This category primarily consists of U.S. common stocks selected using a large-capitalization, growth-oriented investment strategy with a goal of achieving a return above the Russell 1000 Growth Index.

(e)
This category primarily consists of U.S. common stocks selected using a mid-capitalization, growth-oriented investment strategy with a goal of achieving a return above the Russell Mid Cap Index.

(f)
This category comprises an investment in an actively managed, U.S.-regulated mutual fund with a goal of achieving a return above the MSCI EAFE Index.

(g)
This category comprises an investment in an actively managed, U.S.-regulated mutual fund with a goal of achieving a return above the Barclays Capital U.S. Aggregate Bond Index.

(h)
This category comprises an investment in a low-cost, non-actively managed, U.S.-regulated mutual fund that tracks the Barclays Capital U.S. Long Government/Credit Float Adjusted Index.

(L1)
These assets are equity securities or exchange traded funds whose fair value is determined from quoted prices on nationally recognized securities exchanges.

(L2)
The Pension Trust does not invest in any Level 2 assets with unobservable inputs.

(L3)
The Pension Trust does not invest in any Level 3 assets with significant unobservable inputs.

        The Pension Trust employs a building block approach in determining the long-term rate of return for plan assets. Historical market returns are studied and long-term risk/return relationships between equity and fixed income asset classes are analyzed. This analysis supports the widely accepted fundamental investment principle that assets with greater risk generate higher returns over long periods of time. The historical impact of returns in one asset class on returns of another asset class is reviewed to evaluate portfolio diversification benefits. Current market factors including inflation rates and interest rate levels are considered before assumptions are developed. The long-term portfolio return is established via the building block approach by adding interest rate risk and equity risk premiums to the anticipated long-term rate of inflation. Proper consideration is given to the importance of portfolio diversification and periodic rebalancing. Peer data and historical return assumptions are reviewed to check for reasonableness.

        Assumed healthcare cost trend rates, discount rates, expected return on plan assets and salary increases have a significant effect on the amounts reported for the pension and healthcare plans. A one-percentage-point change in the trend rate for these assumptions would have the following effects (in thousands):

	Increase (Decrease)
	1-Percentage Point Increase	1-Percentage Point Decrease
Health care cost trend:
Effect on total of service and interest cost components	$4,580	$(3,693)
Effect on postretirement benefit obligation	$79,862	$(65,409)
Discount rate:
Effect on postretirement service and interest cost components	$13,897	$(85)
Effect on postretirement benefit obligation	$(68,165)	$84,930
Effect on current year postretirement benefits expense	$(3,820)	$4,621
Effect on pension service and interest cost components	$127	$(237)
Effect on pension benefit obligation	$(26,555)	$32,101
Effect on current year pension expense	$(2,554)	$2,995
Expected return on plan assets:
Effect on current year pension expense	$(1,905)	$1,905
Rate of compensation increase:
Effect on pension service and interest cost components	$444	$(396)
Effect on pension benefit obligation	$3,452	$(3,185)
Effect on current year pension expense	$836	$(757)

        The Company's minimum pension plan funding requirement for 2012 is $28.1 million, which the Company expects to fully fund. The Company also expects to pay $27.2 million in 2012 for benefits related to its other postretirement healthcare plan. The following estimated benefit payments from the plans, which reflect expected future service, as appropriate, are expected to be paid as follows (in thousands):

	Pension Benefits	Other Postretirement Benefits Before Medicare Subsidy	Medicare Part D Subsidy
2012	$18,479	$29,006	$1,760
2013	$14,304	$31,102	$1,986
2014	$15,173	$32,952	$2,234
2015	$16,566	$34,626	$2,502
2016	$16,736	$36,268	$2,740
Years 2017-2021	$92,313	$197,460	$17,761

        The Company and certain of its subsidiaries maintain profit sharing and 401(k) plans. The total cost of these plans in 2011, 2010 and 2009 was $0.4 million, $0.4 million and $0.5 million, respectively.

UMWA Pension and Benefit Trusts

        The Company is required under its agreement with the UMWA to contribute to multi-employer plans providing pension, healthcare and other postretirement benefits. The risks of participating in these multi-employer plans are different from single-employer plans in the following aspects:

  •
  Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.
  •
  If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers.

  •
  The Employee Retirement Income Security Act of 1974 ("ERISA"), as amended in 1980, imposes certain liabilities on contributors to multi-employer pension plans in the event of a contributor's withdrawal from the plan.

        At December 31, 2011, approximately 38% of Walter Energy's workforce was represented by the UMWA and covered under our collective bargaining agreement which began July 11, 2012 and will expire December 31, 2016. During 2011 the number of UMWA represented employees increased by approximately 300 as a result of the acquisition of the North River mine described in Note 3.

UMWA 1974 Pension Plan

        The Company is required under the agreement with the UMWA to pay amounts to the 1974 UMWA Pension Plan ("the 1974 Pension Plan") based principally on hours worked by UMWA represented employees. The required contribution called for by our current collective bargaining agreement is $5.50 per hour worked. This cost is recognized as an expense in the year the payments are assessed. The benefits provided by the 1974 Pension Plan to the participating employees are determined based on age and years of service at retirement. The Company was listed in the 1974 Pension Plan's Form 5500, filed April 15, 2011, as providing more than 5 percent of the total contributions for the 2009 plan year.

        As of June 30, 2011, the most recent date for which information is available, the 1974 Pension Plan was underfunded. This determination was made in accordance with ERISA calculations. In October 2011, the Company received notice from the trustees of the 1974 Pension Plan stating that the plan is considered to be "seriously endangered" for the plan year beginning July 1, 2011. The Pension Protection Act ("Pensions Act") requires a funded percentage of 80% be maintained for this multi-employer pension plan, and if the plan is determined to have a funded percentage of less than 80% it will be deemed to be "endangered" or "seriously endangered", if the number of years to reach a projected funding deficiency equals 7 or less in addition to having a funded percentage of less than 80%, and if less than 65%, it will be deemed to be in "critical" status. The funded percentage certified by the actuary for the 1974 Pension Plan was determined to be 76.50% under the Pension Act.

        The Company faces risks and uncertainties by participating in the 1974 Pension Plan. All assets contributed to the plan are pooled and available to provide benefits for all participants and beneficiaries. As a result, contributions made by the Company benefit the employees of other employers. If the 1974 Pension Plan fails to meet ERISA's minimum funding requirements or fails to develop and adopt a rehabilitation plan, a nondeductible excise tax of five percent of the accumulated funding deficiency may be imposed on an employer's contribution to this multi-employer pension plan. As a result of the 1974 Pension Plan's "seriously endangered" status, steps must be taken under the Pension Act to improve the funded status of the plan. As a result, the Pension Act requires the 1974 Pension Plan to adopt a funding improvement plan no later than May 25, 2012, to improve the funded status of the plan, which may include increased contributions to the 1974 Pension Plan from employers in the future. Because our current collective bargaining agreement established our contribution obligations through December 31, 2016, our contributions to the 1974 Pension Plan should not increase during the term of the current collective bargaining agreement as a consequence of any funding improvement plan adopted by the 1974 Pension Plan to address the plan's seriously endangered status.

        Under current law governing multi-employer defined benefit plans, if the Company voluntarily withdrew from the 1974 Pension Plan, the currently underfunded multi-employer defined benefit plan would require the Company to make payments to the plan which would approximate the proportionate share of the multiemployer plan's unfunded vested benefit liabilities at the time of the withdrawal. The 1974 Pension Plan uses a modified "rolling five" method for calculating an employer's share of the unfunded vested benefits, or the withdrawal liability, for a plan year. An employer would be obligated to pay its pro-rata share of the unfunded vested benefits based on the ratio of hours worked by the employer's employees during the previous five plan years for which contributions were due compared to the number of hours worked by all the employees of the employers from which contributions were due. The 1974 Pension Plan's unfunded vested benefits at June 30, 2011, the end of the latest plan year, were $4.3 billion. The Company's percentage of hours worked compared during the previous five plan years to the total hours worked by all plan participants during the same period was estimated to be approximately 9%. The Company does not have any intention to withdraw from the plan; however, through June 30, 2012, the calculation of the Company's combined withdrawal liability amounts to $484.4 million.

        The following table provides additional information regarding the multiemployer plan in which the Company participates as of December 31, 2011 (in thousands):

		Pension Protection Act Zone Status
					Contributions of Walter Energy
	EIN/Pension Plan Number			FIP/RP Status Pending/Implemented				Surcharge Imposed	Expiration Date of Collective-Bargaining Agreement
Pension Fund		2011	2010		2011	2010	2009
United Mine Workers of America 1974 Pension Plan(1)	52-1050282/002	Yellow	Green	Yes	$19,520	$13,425	$10,732	No	12/31/2016
(1)
The enrolled actuary for the UMWA 1974 Pension Plan ("the Plan") certified to the U.S. Department of the Treasury and the plan sponsor that the Plan is in "Seriously Endangered Status" for the plan year beginning July 1, 2011 and ending June 30, 2012. A funding improvement plan is currently pending. Federal law requires the Plan to adopt a funding improvement plan by May 25, 2012.

UMWA Benefit Trusts

        The Coal Industry Retiree Health Benefit Act of 1992 ("Coal Act") created two multiemployer benefit plans: (1) the United Mine Workers of America Combined Benefit Fund ("Combined Fund") into which the former UMWA Benefit Trusts were merged, and (2) the 1992 Benefit Fund. The Combined Fund provides medical and death benefits for all beneficiaries of the former UMWA Benefit Trusts who were actually receiving benefits as of July 20, 1992. The 1992 Benefit Fund provides medical and death benefits to orphan UMWA-represented members eligible for retirement on February 1, 1993, and who actually retired between July 20, 1992 and September 30, 1994. The Coal Act provides for the assignment of beneficiaries to former employers and the allocation of unassigned beneficiaries (referred to as orphans) to companies using a formula set forth in the Coal Act. The Coal Act requires that responsibility for funding the benefits to be paid to beneficiaries, be assigned to their former signatory employers or related companies. This cost is recognized as an expense in the year the payments are assessed. The Company made no contributions to these funds for the years ended December 31, 2011 and 2010 and made contributions of $0.3 million during the year ended December 31, 2009.

        The UMWA 1993 Benefit Plan is a defined contribution plan that was created as the result of negotiations for the National Bituminous Coal Wage Agreement (NBCWA) of 1993. This plan provides healthcare benefits to orphan UMWA retirees who are not eligible to participate in the Combined Fund, or the 1992 Benefit Fund or whose last employer signed the 1993, or a later, NBCWA and who subsequently goes out of business. Contributions to the trust under the 2011 labor agreement are $0.50 per hour worked by UMWA represented employees for the year ended December 31, 2011. Contributions to the trust under the 2007 agreement were $1.42 per hour worked by UMWA represented employees for the year ended December 31, 2010, comprised of a $0.50 per hour worked under the labor agreement and $0.92 per hour worked by UMWA represented employees under the Tax Relief and Health Care Act of 2006 (the 2006 Act). Contributions to the trust under the 2007 agreement were $1.44 per hour worked by UMWA represented employees for the year ended December 31, 2009, comprised of a $0.50 per hour worked under the labor agreement and $0.94 per hour worked by UMWA represented employees under the 2006 Act. Total contributions to the UMWA 1993 Benefit Plan in 2011, 2010 and 2009 were $1.8 million, $3.8 million and $3.6 million, respectively.